SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)


Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

         |X|      Preliminary Proxy Statement
         |_|      Definitive Proxy Statement
         |_|      Definitive Additional Materials
         |_|      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         BIOSPECIFICS TECHNOLOGIES CORP.
                (Name of Registrant as specified in its charter)


      (Name of Person(s) Filing Proxy Statement), if other than Registrant

Payment of Filing Fee (Check the appropriate box):

         |X|      No fee required

         |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                  (1) Title of each class of securities to which transaction applies:
                  (2) Aggregate number of securities to which transaction applies:
                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                  (4)      Proposed maximum aggregate value of transaction:
                  (5)      Total fee paid:

                  |_| Fee paid previously with preliminary materials.

                  |_| Check box if any of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1)      Amount Previously Paid:
                  (2)      Form, Schedule or Registration Statement No.:
                  (3)      Filing Party:
                  (4)      Date Filed:

                         BIOSPECIFICS TECHNOLOGIES CORP.
                                35 WILBUR STREET
                            LYNBROOK, NEW YORK 11563

November 25, 2005

TO THE STOCKHOLDERS:

      You are cordially invited to attend the 2004 Annual Meeting of Stockholders of BioSpecifics Technologies Corp., which will be held at the Best Western, 173 Sunrise Highway, Rockville Centre, New York 11570 on December 16, 2005 at 11:00 a.m. local time.

      The Notice of the 2004 Annual Meeting and Proxy Statement, which are attached, provide information concerning the matters to be considered at the meeting. In addition, the general operations of the Company will be discussed and stockholders will be afforded the opportunity to ask questions.

      We would appreciate your signing and returning your proxy in the enclosed envelope as soon as possible, whether or not you plan to attend the meeting. Please sign, date and return the enclosed proxy in the self-addressed, postage prepaid envelope. If you do not return the signed proxy, your vote cannot be counted. We value your opinion and encourage you to participate in this year's annual meeting by voting your proxy.

      YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO MARK, SIGN AND RETURN THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                       Very truly yours,
                                       Edwin H. Wegman
                                       Chairman of the Board

                         BIOSPECIFICS TECHNOLOGIES CORP.
                                35 WILBUR STREET
                            LYNBROOK, NEW YORK 11563
                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD December 16, 2005
                              --------------------

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BioSpecifics Technologies Corp. (the "Company") will be held at the Best Western, 173 Sunrise Highway, Rockville Centre, New York 11570 on December 16, 2005 at 11 a.m. local time. At the meeting, we will ask you to vote in favor of the following proposals:

            No. 1. To elect one director of the Company to hold office for the term as described in the enclosed proxy statement;

            No. 2. To ratify the selection of Bloom and Co. LLP as registered public accountants of the Company for its fiscal period ending December 31, 2005.

      We may also transact any other business that is properly presented at the meeting, or any or all adjournments or postponements thereof.

      Your board of directors recommends that you vote in favor of the two proposals as more fully outlined in this proxy statement. Only stockholders of record at the close of business on November 9, 2005 will be entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

      YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT, WHICH CONTAINS INFORMATION RELEVANT TO THE ACTION TO BE TAKEN AT THE MEETING. YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN AND DATE THE ACCOMPANYING PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ADDRESSED, POSTAGE PREPAID ENVELOPE (FOR USE IN THE UNITED STATES).

                                       By Order of the Board of Directors,
                                       Thomas L. Wegman
                                       Secretary

Lynbrook, New York
November 28, 2005

                         BIOSPECIFICS TECHNOLOGIES CORP.
                                35 WILBUR STREET
                            LYNBROOK, NEW YORK 11563
                               ------------------

                                 PROXY STATEMENT
                                 ---------------

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 16, 2005

      This Proxy Statement and the enclosed form of proxy are furnished in connection with solicitation of proxies by the Board of Directors of BioSpecifics Technologies Corp. (the "Company") to be used at the Annual Meeting of Stockholders of the Company to be held at the Best Western, 173 Sunrise Highway, Rockville Centre, New York 11570 on December 16, 2005 at 11 a.m. and any adjournments or postponements thereof ("Annual Meeting"). The matters to be considered at the meeting are set forth in the attached Notice of Meeting.

      The Company intends to send the proxy materials and Form 10KSB for the fiscal year ended December 31, 2004 ("calendar 2004") to Stockholders on or about December 2, 2005.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

OUTSTANDING SHARES ENTITLED TO VOTE

      On November 9, 2005, there were outstanding 5,355,216 shares of common stock, $.001 par value per share, of the Company ("Common Stock"). Shareholders of record of the Common Stock on November 9, 2005, the record date, will be entitled to one vote for each share of such stock.

SOLICITATION OF PROXIES

      THE SOLICITATION OF PROXIES IN THE ENCLOSED FORM IS MADE ON BEHALF OF THE COMPANY AND THE COMPANY IS PAYING THE COST OF THIS SOLICITATION. In addition to the use of the mails, proxies may be solicited personally or by direct communication using the services of directors, officers and regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Common Stock.

RECORD DATE; REVOCABILITY OF PROXIES

      The Board of Directors has fixed the close of business on November 9, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

      The proxy will be voted (or withheld from voting) in accordance with any specifications made. Unless otherwise specified in the proxy, shares represented by proxy will be voted "FOR" election of the nominees listed herein. A proxy may be revoked by giving notice to the Secretary of the Company in person, or by written notification actually received by the Secretary, at any time prior to its being exercised, by delivery of a later dated proxy prior to the Annual Meeting or by attending the meeting and voting in person. There are no matters to be voted on which concern valuations; therefore, there are no statutory dissenters rights of appraisal.

QUORUM; VOTING

      The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock authorized to vote constitutes a quorum for the transaction of business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

      Each unrevoked proxy card properly signed and received prior to the close of the meeting will be voted as indicated. Unless otherwise specified on the proxy, the shares represented by a signed proxy card will be voted "FOR" the Board's nominee for director as listed on the proxy card and will be voted at the discretion of the persons named as proxies on other business that may properly come before the meeting. The proxies are authorized to vote upon such matters incident to the conduct of the meeting or any adjournment thereof. The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. Concerning the election of director, by checking the appropriate box on your proxy card, you may: (a) vote "FOR" the director nominee; or (b) withhold authority to vote for the director nominee. Stockholders may vote by either completing and returning a signed proxy card prior to the meeting, voting in person at the meeting, submitting a signed proxy card at the meeting, or such other method(s) as the proxy agent may subscribe.

      If a proxy card indicates an abstention or a broker non-vote on a particular matter, the shares represented by such proxy will be counted as present for quorum purposes.

      The election of directors requires a plurality vote of those shares voted at the meeting with respect to the election of directors. "Plurality" means that the individuals who receive the largest number of votes cast "FOR" are elected as directors. Consequently, any shares not voted "FOR" a particular nominee (whether as a result of a direction to withhold authority or a broker non-vote) will not be counted in such nominee's favor. All other matters to be voted on will be decided by the affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote, but because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on the vote.

OWNERSHIP OF EQUITY SECURITIES

      To the Company's knowledge, the table that follows sets forth the beneficial ownership of shares of Common Stock as of November 2, 2005 of (i) those persons or groups known to the Company to beneficially own 5% or more of the Common Stock, (ii) each director and nominee of the Company, (iii) each executive officer whose compensation exceeded $100,000 (each, a "named executive officer") in calendar 2004 (which ended December 31, 2004), and (iv) all directors and executive officers of the Company as a group. The information is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), based on information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission. Unless indicated below, the stockholders listed possess sole voting and investment power with respect to their shares and the business address of each stockholder is c/o BioSpecifics Technologies Corp., 35 Wilbur St., Lynbrook, New York 11563.

                                        NUMBER OF SHARES
                                        OF COMMON STOCK         PERCENT OF
NAME OF BENEFICIAL OWNER               BENEFICIALLY OWNED         CLASS
-------------------------------------  -----------------------   ------
Edwin H. Wegman (1)                       2,262,942               39.4
Thomas L. Wegman (2)                        239,944                4.2
Paul A. Gitman, MD. (3)                      62,925                1.1
Henry Morgan (4)                             25,528                 *
Michael Schamroth (5)                       110,000                1.9
Lawrence Dobroff                                  0                0.0
Bio Partners LP(6)                          456,620                7.9

Directors and executive officers          2,736,939               47.0%
as a group (5 persons)

----------
(*) Less than 1%.

(1) Includes 1,843,327 shares of Common Stock owned by The S.J. Wegman Company, a partnership of which Edwin H. Wegman is the sole general partner. Includes 120,000 shares beneficially owned by The Isabel H. Wegman Rev. Trust. The sole trustee of this trust is the estate of Mr. Wegman's brother. Includes 94,500 options to purchase shares of Common Stock that are currently exercisable. Does not include 44,500 options to purchase shares of Common Stock that are not currently exercisable. Edwin H. Wegman is the father of Thomas L. Wegman.

(2) Includes 7,300 shares of Common Stock held by Thomas L. Wegman's wife and child. Includes 170,800 options to purchase shares of Common Stock that are currently exercisable. Thomas L. Wegman is a son of Edwin H. Wegman.

(3) Includes 16,500 shares of Common Stock held by Dr. Gitman's wife and children. Includes 25,425 options to purchase shares of Common Stock that are currently exercisable. Dr. Gitman's business address is c/o Long Island Jewish Medical Center, 270-05 76th Ave., New Hyde Park, New York 11040.

(4) Includes options to purchase 25,425 shares of Common Stock that are currently exercisable.

(5) Includes options to purchase 10,000 shares of Common Stock which are currently exercisable.

(6) Listed address is 1 Meadow Drive, Lawrence, New York 11559.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTOR

      The Board of Directors is divided into three classes, each of which is for a term of three years, with only one class of directors being elected in each year. The term of office of the first class of directors, presently consisting of Thomas L. Wegman and Paul Gitman will expire at the Annual Meeting in 2006, the term of office of the second class of directors, presently consisting of Henry Morgan and Michael Schamroth will expire on the date of the Annual Meeting in 2007, and the third class of directors, consisting of Edwin H. Wegman in 2005. In each case, barring death, resignation or removal, each director serves from the date of his election until the end of his term and until his successor is elected and qualified.

      One person will be elected at the Annual Meeting to serve as director for a term of three years. The Company has nominated Edwin H. Wegman as candidate for election. Unless authority is withheld, the proxy solicited by management will be voted "FOR" the election of this nominee. The election of director requires a plurality vote of those shares voted at the meeting. The nominee has informed the Company that he will serve if elected.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH NOMINEE FOR ELECTION TO THE BOARD OF DIRECTORS.

INFORMATION CONCERNING NOMINEE FOR DIRECTOR

      The nominee for director has the position with the Company and principal occupation set forth in the table below.

                  Age at
                  November    Position With the Company                          Term
Name              9, 2005     and Principal Occupation        Director Since    Expires
----              -------     ------------------------        --------------    -------
Edwin H. Wegman     85        Chairman of the Board and CEO       1990            2005

      Edwin H. Wegman has had the principal occupation and positions with the Company set forth in the table above for the past five years. In October 2005, Mr. Wegman resigned as President of the Company. He has held similar positions with the Company's subsidiaries, Advance Biofactures Corporation ("ABC-New York") and Advance Biofactures of Curacao ("ABC-Curacao"), for the past five years.

INFORMATION CONCERNING CONTINUING DIRECTORS

      Each of the directors named in the following table will continue in office after the Annual Meeting and until his term expires in the year indicated and his successor is elected and qualified.

                    Age at
                   November     Position With the Company                              Term
Name               9, 2005      and Principal Occupation            Director Since    Expires
----               -------      ------------------------            --------------    -------
Thomas L. Wegman     50         President and Secretary                    1990         2006
Dr. Paul Gitman      64         Director; Medical Director,                1990         2006
                                     Long Island Jewish Medical Center
Henry Morgan         84         Director, Senior partner of the            1994         2007
                                     law firm Morgan, Melhuish, Monaghan
Michael Schamroth    65         Director, owner of M. Schamroth            2004         2007
                                     & Sons

      Thomas L. Wegman was Secretary and Treasurer of the Company from inception to July 1997, at which time he assumed the position or Executive Vice President. In October 2005 he was elected to the position of President. In addition, he has held, for the past five years, similar positions with the Company's subsidiaries, ABC-New York and ABC-Curacao.

      Dr. Gitman has had the principal occupation set forth in the table above for the past five years.

      Henry Morgan has had the principal occupation set forth in the table above for the past five years. For personal reasons, Mr. Morgan resigned from the board on May 16, 2003 and rejoined the board on July 10, 2003.

      Michael Schamroth became an interim director as of February 24, 2004. He was elected to a full term at the 2004 Annual Meeting of Stockholders. Mr. Schamroth has had the principal occupation set forth in the table above for the past five years.

EXECUTIVE OFFICERS

      In addition to the executive officers named above, the Company employs Lawrence Dobroff as its Chief Financial Officer. Mr. Dobroff, 48, is a certified public accountant. He joined the Company in May 2004 as its Controller and was elected to his current position in December 2004. For the five years prior to his joining the Company, Mr. Dobroff was a Consulting Financial Executive to various companies. In addition, he holds similar positions with the Company's subsidiaries, ABC-New York and ABC-Curacao.

Executive officers are elected annually by the Board of Directors and serve at the discretion of the Board.

BOARD MEETINGS AND COMMITTEES

      During the last fiscal year that ended December 31, 2004, the board of directors met 4 times. All incumbent directors attended all board meetings.

      Audit Committee. The Board has an Audit Committee consisting of Dr. Paul
A. Gitman, and Henry Morgan. The function of the Audit Committee is to recommend selection of the Company's independent accountants, review with the independent accountants the results of their audits, review with the independent accountants and management the Company's financial reporting and operating controls and the scope of audits, review all budgets of the Company and its subsidiaries and make recommendations concerning the Company's financial reporting, accounting practices and policies and financial, accounting and operating controls and safeguards and review matters relating to the relationship between the Company and its auditors. The audit committee met 1 time during the fiscal year ended December 31, 2004.

      Stock Option Committee. The stock option committee consists of Dr. Paul A Gitman and Henry Morgan. The function of the Stock Option Committee is to administer the Company's 1993 Stock Option Plan (the "1993 Plan" which expired July 2004), the Company's 1997 Stock Option Plan (the "1997 Plan"), and the Company's 2001 Stock Option Plan (the "2001 Plan"). The stock option committee met 3 times during the last fiscal year.

      Executive Committee. The executive committee consists of Edwin H. Wegman and Thomas L. Wegman. The function of the Executive Committee is, except for certain matters reserved to the full Board, to exercise all of the powers of the Board in the management of the business of the Company during intervals between Board meetings, if necessary. The executive committee held numerous meetings during the last fiscal year.

      The Board does not have nominating or compensation committees.

DIRECTOR COMPENSATION

      The Company has no specific policy for compensating directors. In past fiscal years, directors who were not employees were compensated for meetings attended in person at the Company's headquarters, at a rate of $1,500 per meeting. However, during the year ended December 31 2004, none of the incumbent directors, and none of the former directors were paid for any meetings attended in person, and no accruals were made.

                                 PROPOSAL NO. 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The audit committee appointed, with Board notification and approval, Bloom and Co. LLP as our independent auditors for the year ending December 31, 2004. Bloom and Co. has served as our independent auditors since January 2005 and provided us with audit services with respect to the fiscal year ended December 31, 2004. No person, entity or intermediary who is an affiliate of BioSpecifics is an affiliate of the Independent Auditors named herein.

      In the event that ratification of this selection is not approved at the annual meeting the audit committee will re-address its selection of auditors.

      A representative of Bloom and Co. LLP will be present at the annual meeting. The representative will have an opportunity to make a statement and will be available to respond to questions from stockholders.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL NO. 2.

                      EQUITY COMPENSATION PLAN INFORMATION

      We maintain three equity compensation plans, the 1993 stock option plan (which expired July 2004), the 1997 stock option plan and the 2001 stock option plan, as previously described. The following table sets forth information regarding securities authorized for issuance under our equity compensation plans as of December 31, 2004.

-----------------------------------------------------------------------------------------------------------
                                                                                Number of securities
                                Number of securities to    Weighted average     remaining available for
                                be issued upon exercise    exercise price of    future issuance under
                                of outstanding options     outstanding options  equity compensation plans
-----------------------------------------------------------------------------------------------------------
Equity compensation
Plans approved by
Security holders                     1,045,400                 $1.58                1,339,175
-----------------------------------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

      OFFICERS

      The following table sets forth information concerning compensation for services rendered in all capacities awarded to, or earned by, certain of the Company's executive officers for the fiscal years indicated. There are no other officers who earned an aggregate salary and bonus in excess of $100,000 during the calendar year ended December 31, 2004. These executive officers also serve in the same capacities in ABC-New York, and ABC-Curacao.

                           SUMMARY COMPENSATION TABLE

----------------------------------------------------------------------------------------------------------
                                                                                Long-Term Compensation
                                                  Annual Compensation (no       (no restricted stock
                                                  other compensation applicable grants were issued)
----------------------------------------------------------------------------------------------------------
Name and Principal Position       Fiscal Year     Salary ($)                    Securities Underlying
                                  Ended                                         Options (#)
----------------------------------------------------------------------------------------------------------
Edwin H. Wegman                   12/31/04        412,961                            --
Chairman and CEO                  12/31/03        297,412                            --
                                  01/31/03        405,169                        39,000
----------------------------------------------------------------------------------------------------------
Thomas L. Wegman                  12/31/04        207,132                            --
President                         12/31/03        193,147                            --
                                  1/31/03         205,895                        45,000
----------------------------------------------------------------------------------------------------------
Lawrence Dobroff(3)               12/31/04         80,000                            --
CFO
----------------------------------------------------------------------------------------------------------
Rainer Friedel(1)                 12/31/04             --                            --
Managing Director                 12/31/03        192,500                            --
                                  1/31/03         192,500                        20,000
----------------------------------------------------------------------------------------------------------
Albert Horcher(2) Secretary and   12/31/04         80,478                            --
Treasurer                         12/31/03        118,469                            --
                                  1/31/03         120,692                        20,000
----------------------------------------------------------------------------------------------------------

      (1) Rainer Friedel resigned from the Board of Directors and contemporaneously resigned as an executive officer on April 30, 2004

      (2)   Albert Horcher resigned on April 30, 2004

      (3) Mr. Dobroff's compensation for 2004 was comprised of both cash and stock, which was issued in lieu of cash and included in the $80,000. In 2005, Mr. Dobroff sold those shares

There were no grants of options to the executives of the Company during the calendar year ended December 31, 2004 and no officer or director exercised any option during the year ended December 31, 2004.

      The following table sets forth information concerning each exercise of stock options during the 2004 calendar year by each of the named executive officers, along with the calendar year-end value of unexercised options.

             AGGREGATED OPTION EXERCISES IN LAST CALENDAR YEAR AND
                        CALENDAR YEAR-END OPTION VALUES

--------------------------------------------------------------------------------- -------------------------------------
                                           Number of Unexercised Options at        Value of Unexercised In-the Money
                                           Calendar Year-End (#)                   Options at Calendar Year-End ($)(1)
-----------------------------------------------------------------------------------------------------------------------
Name            Shares       Value         Exercisable       Unexercisable         Exercisable        Unexercisable
                Acquired on  Realized ($)
                Exercise (#)
-----------------------------------------------------------------------------------------------------------------------
Edwin H. Wegman    -             -         94,500           44,500                 $46,305            $21,805
-----------------------------------------------------------------------------------------------------------------------
Thomas L.          -             -         170,800          34,400                 $83,692            $16,856
Wegman
-----------------------------------------------------------------------------------------------------------------------
Lawrence           -                          -               -                       -                  -
Dobroff
-----------------------------------------------------------------------------------------------------------------------

(1) The dollar values are calculated by determining the differences between $1.49 per share, the fair market value of the Common Stock at December 31, 2004, and the exercise price of the respective options and then multiplying this amount by the number of shares underlying the options.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who beneficially own more than ten percent of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These reporting persons also are required to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on its review of the copies of Form 4's furnished to it, the Company believes that all Section 16(a) reporting requirements were complied with during the calendar year ended December 31, 2004.

AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors is providing this report to enable stockholders to understand how it monitors and oversees the Company's financial reporting process. The Audit Committee operates pursuant to an Audit Committee Charter that is reviewed and approved by the Board of Directors in 2001. This report confirms that the Audit Committee has (i) reviewed and discussed the audited financial statements for the calendar year ended December 31, 2004 with management and the Company's independent public accountants,[note
- meeting is scheduled to take place on or about December 5, 2005 - proxy will not be mailed until either such meeting successfully takes place or a corrective amended proxy is filed with the SEC](ii) discussed with the Company's independent public accountants the matters required to be reviewed pursuant to the Statements on Auditing Standards No. 61 (Communications with Audit Committees); (iii) reviewed the written disclosures letter from the Company's independent public accountants as required by Independence standards Board Standard No. 1 (Independence Discussions with Audit Committees); and (iv) discussed with the Company's independent public accountants their independence from the Company.

      Based upon the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the calendar year ended December 31, 2004 be included in the Company's Annual Report on Form 10-KSB for filing with the Securities and Exchange Commission.

      The audit committee appointed Bloom and Co. CPAs as our independent auditors for the next fiscal period, the calendar year ending December 31, 2005.

           The aggregate fees and expenses incurred for professional services rendered by our auditors with respect to calendar years ended December 31, 2004 and December 31, 2003 were as follows

                        CALENDAR             CALENDAR
                        YEAR ENDED           YEAR ENDED
                       12/31/04              12/31/03

Audit fees               $70,000             $ 80,000
Tax fees                 $  -                $ 26,000
All other fees           $  -                $   -

      Audit fees include fees for quarterly reviews and the calendar years ended December 31, 2004 and December 31, 2003.

      The audit committee has determined that the provision of non-audit professional services rendered by BDO is compatible with maintaining auditor independence.

                                       Respectfully submitted,
                                         Audit Committee
                                         Paul Gitman
                                         Henry Morgan

                              CERTAIN TRANSACTIONS

      The S.J. Wegman Company owns Wilbur Street Corporation ("WSC"), which has leased to ABC-New York a building serving as a manufacturing facility and headquarters in Lynbrook, New York for over 30 years. The building also serves as the Company's administrative headquarters. Edwin H. Wegman, the Company's Chairman of the Board and CEO, is the President of WSC and the sole general partner of The S.J. Wegman Company, a limited partnership. In January 1998, WSC and the Company entered into a triple net lease agreement that provides for an annual rent starting at $125,000, which can increase annually by the amount of annual increase in the Consumer Price Index for the greater New York metropolitan region. The lease term was 7 years, which expired January 31, 2005. The lease was renewed, on the same terms, for an additional period of 7 years, expiring on January 31, 2112. The annual rent will increase to $150,000 effective February 1, 2006. The Company believes that the terms of this lease are reasonable and the rent charged is no greater than that which would be charged by an unaffiliated landlord for comparable facilities, based on appraisals of the property. As of December 31, 2004, the Company had advanced $15,647 to WSC, and had a 9% non-amortizing mortgage, secured by the Company's headquarters building, from WSC in the amount of $82,606.

      The Company has two loans to the Company's chairman. One loan, whose principal balance at December 31, 2004 is $494,302 is a demand promissory note, bears interest at 9% per annum, and is collateralized by approximately 1,800,000 shares of the Company's stock. Another loan, whose principal balance at December 31, 2004 is $56,820 is a demand promissory note, bears interest at 9% per annum, and is uncollateralized. The Company also has two loans with Wilbur St. Corporation ("WSC"), an affiliate of the chairman. One loan is a non-amortizing mortgage from WSC in the amount of $82,606 and bears interest at 9% per annum; the other is for advances to WSC which amount to $15,647. For financial statement purposes, all these loans, which aggregate $649,375 are classified as components of stockholders' equity in the balance sheet and appear as "Notes due from chairman and other related party". No repayments were made during calendar 2004. There is no assurance that the Company will be able to collect on these notes. Interest income accrued for these loans but not recognized for financial statement purposes aggregated approximately $80,0000 and $68,000 for the calendar years ended 2004 and 2003, respectively.

      ABC-New York has notes payable to a former director of the Company and to a partner of the S.J. Wegman Company, an affiliate, amounting to $15,000 at December 31, 2003. The notes, which bear interest at 9% per annum, are payable on demand.

                           2004 STOCKHOLDER PROPOSALS

      Proposals of stockholders intended to be presented at the Annual Meeting to be held following the end of the calendar year ended December 31, 2005 for inclusion in the proxy statement of the Company in accordance with Rule 14a-8 of the Exchange Act must be received at the Company's offices by April 1, 2006. In addition, no proposal by a stockholder submitted outside the process of Rule 14a-8 of the Exchange Act shall be presented for vote at the Annual Meeting unless such stockholder shall, not later than the close of business on the fifth day following the date on which notice of the meeting is first given to stockholders, provide the Board of Directors or the Secretary of the Corporation with written notice of intention to present a proposal for action at the forthcoming meeting of stockholders.


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

OTHER MATTERS

      The Board of Directors knows of no matter which will be presented for consideration at the meeting other than the matters referred to in this Proxy Statement. Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

      A copy of the Company's calendar 2004 form 10KSB is being mailed to stockholders together with this proxy statement, form of proxy, and notice of annual meeting of stockholders. Additional copies may be obtained from the Secretary of BioSpecifics Technologies Corp., 35 Wilbur St., Lynbrook, NY 11563.

                                       By Order of the Board of Directors,
                                        Thomas L. Wegman
                                        President and Secretary

Lynbrook, New York
November 28, 2005


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